SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          May 17, 2004

GB&T BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-24203	58-2400756
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

500 Jesse Jewell Parkway, S.E., Gainesville, Georgia		30501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code              (770) 532-1212

(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events and Required FD Disclosure.

On May 17, 2004, GB&T Bancshares, Inc. issued a press release reporting the announcement of a five-for-four stock split in the form of a stock dividend.  A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                                Exhibits

99.1                                         Press Release dated May 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T BANCSHARES, INC.
(Registrant)

Dated: May 19, 2004	By:	/s/ Richard A. Hunt
Richard A. Hunt, President
and Chief Executive Officer

EXHIBIT INDEX

99.1                           Press Release of GB&T Bancshares, Inc. issued May 17, 2004.